U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 28, 2004

                              EAGLE BROADBAND, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                      TEXAS
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                         (State or Other Jurisdiction of
                         Incorporation or Organization)

               001-15649                          76-0494995
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       (Commission File Number)       (I.R.S. Employer Identification No.)

                 101 COURAGEOUS DRIVE, LEAGUE CITY, TEXAS 77573
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           (Address of principal executive offices including zip code)

                                 (281) 538-6000
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              (Registrant's telephone number, including area code)

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ITEM 5. REGULATION FD DISCLOSURE

The Eagle Broadband, Inc., Board of Directors has unanimously elected Chief Executive Officer Dave Weisman as Chairman of the Board, effective immediately.

Exhibits:
    99.1    Eagle Broadband News Release

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EAGLE BROADBAND, INC.


                                             /s/ Dave Weisman
                                             ---------------------------
                                             Dave Weisman
                                             Chief Executive Officer

DATE:  April 28, 2003